JULY 31, 2018

SUPPLEMENT TO

hartford ALTERNATIVE funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Under the heading “Hartford Long/Short Global Equity Fund Summary Section – Past Performance - Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices and a blended benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Average annual total returns for periods ending December 31, 2017 (including sales charges)*

Share Classes	1 Year	Since Inception (8/29/14)
Class A – Return Before Taxes	10.64%	5.16%
– After Taxes on Distributions	9.62%	4.75%
– After Taxes on Distributions and Sale of Fund Shares	6.86%	3.96%
Share Classes (Return Before Taxes)
Class T	14.16%	6.95%
Class C	15.91%	6.36%
Class I	17.14%	7.15%
Class Y	17.29%	7.22%
Class F	17.22%	7.17%
MSCI All Country World (ACWI) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	23.97%	7.38%
60% MSCI ACWI Small Cap Index (Net)/ 40% ICE BofAML US 3-Month Treasury Bill Index	14.12%	5.36%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	9.98%	2.22%

*	Effective July 31, 2018, the Fund changed its secondary benchmark, HFRX Equity Hedge Index, to the following blended benchmark: 60% MSCI ACWI Small Cap Index (Net)/ 40% ICE BofAML US 3-Month Treasury Bill Index. The blended benchmark is calculated by the Investment Manager.

(2)	Under the heading “Performance Notes – Indices,” the following is added:

The MSCI ACWI Small Cap Index is designed to capture small cap representation across developed markets and emerging markets countries.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7392	July 2018